Exhibit 15.5

GE21
Consultoria Mineral

[Bernardo Horta de Cerqueira Viana]
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Bernardo Horta de Cerqueira Viana, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Resources of Andrade iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Mineral Resources of Andrade iron ore mine; and

c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, Mineral Resources of Andrade iron ore mine. I certify that I have read the 2021 20-F and that it fairly and accurately represents the mineral resources for each property for which I am responsible.

Dated: March 2, 2022

/s/ Bernardo Horta de Cerqueira Viana
Bernardo Horta de Cerqueira Viana
Bsc Geology
Director GE21
FAIG3709

GE21 Consultoria Mineral Ltda.
Av. Afonso Pena, nº 3.130 – salas 1201 a 1207 e 1301 a 1307 - Savassi - Belo Horizonte/MG - 30130-910
31 3327-4211 - http://www.grupoge21.com.br

[Porfirio Cabaleiro Rodriguez]
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Porfirio Cabaleiro Rodriguez, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Reserves of Andrade iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Mineral Reserves of Andrade iron ore mine; and

c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, Mineral Reserves of Andrade iron ore mine. I certify that I have read the 2021 20-F and that it fairly and accurately represents the mineral reserves for each property for which I am responsible.

Dated: March 2, 2022

/s/ Porfirio Cabaleiro Rodriguez
Porfirio Cabaleiro Rodriguez
Bsc Mining Engineer
Director GE21
FAIG 3708

GE21 Consultoria Mineral Ltda.
Av. Afonso Pena, nº 3.130 – salas 1201 a 1207 e 1301 a 1307 - Savassi - Belo Horizonte/MG - 30130-910
31 3327-4211 - http://www.grupoge21.com.br

GE21 Consultoria Mineral

[Bernardo Horta de Cerqueira Viana]
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Bernardo Horta de Cerqueira Viana, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Resources of Serra Azul iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Mineral Resources of Serra Azul iron ore mines; and

c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, Mineral Resources of Serra Azul iron ore mine. I certify that I have read the 2021 20-F and that it fairly and accurately represents the mineral resources for each property for which I am responsible.

Dated: March 2, 2022

/s/ Bernardo Horta de Cerqueira Viana
Bernardo Horta de Cerqueira Viana
Bsc Geology
Director GE21
FAIG 3709

GE21 Consultoria Mineral Ltda.
Av. Afonso Pena, nº 3.130 – salas 1201 a 1207 e 1301 a 1307 - Savassi - Belo Horizonte/MG - 30130-910
31 3327-4211 - http://www.grupoge21.com.br

GE21
Consultoria Mineral

[Porfirio Cabaleiro Rodriguez]
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Porfirio Cabaleiro Rodriguez, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"):

a) certify that I have supervised and validated the preparation of the Mineral Reserves of Serra Azul iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Mineral Reserves of Serra Azul iron ore mines; and

c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, Mineral Reserves of Serra Azul iron ore mine. I certify that I have read the 2021 20-F and that it fairly and accurately represents the mineral reserves for each property for which I am responsible.

Dated: March 2, 2022

/s/ Porfirio Cabaleiro Rodriguez
Porfirio Cabaleiro Rodriguez
Bsc Mining Engineer
Director GE21
FAIG 3708

GE21 Consultoria Mineral Ltda.
Av. Afonso Pena, nº 3.130 – salas 1201 a 1207 e 1301 a 1307 - Savassi - Belo Horizonte/MG - 30130-910
31 3327-4211 - http://www.grupoge21.com.br